EATON VANCE TAX-MANAGED DIVIDEND INCOME FUND

Supplement to Prospectus dated September 1, 2006

THIS SUPPLEMENT IS ONLY EFFECTIVE

SEPTEMBER 1, 2006 THROUGH SEPTEMBER 14, 2006

1. The printed prospectus dated September 1, 2006 reflects changes that will be effective September 15, 2006 to the contingent deferred sales charge and dealer commissions paid on purchases of Class A shares of $1,000,000 or more. Until September 15, 2006 the following is applicable:

The following replaces the last row of the sales charge table and the related footnote in “Class A Front-End Sales Charge” under “Sales Charges ”:

	Sales Charge*	Sales Charge*	Dealer Commission
	as Percentage of	as Percentage of Net	as a Percentage of
Amount of Purchase	Offering Price	Amount Invested	Offering Price

$1,000,000 or more	0.00**	0.00**	See Below

** No sales charge is payable at the time of purchase on investments of $1 million or more. A CDSC of 1.00% will be imposed on such investments (as described below) in the event of redemptions within 12 months of purchase.

2. The following two paragraphs are added as the first two paragraphs under the sales charge table in “Class A Front-End Sales Charge” under “Sales Charges ”:

The principal underwriter will pay an upfront commission to investment dealers on sales of $1 million or more as follows: 1.00% on amounts of $1 million or more but less than $3 million; plus 0.50% on amounts of $3 million or more but less than $5 million; plus 0.25% for any amounts of $5 million or more. Purchases totalling $1 million or more will be aggregated over a 12-month period for purposes of determining the amount of the commission to be paid.

For Class A share purchases in a single fund in a single transaction totaling $5 million or more, the principal underwriter will pay investment dealers a fee monthly in arrears based upon the commission rates stated above. Those rates will be applied to the amount originally invested minus any redemptions (as calculated at month end) and will be paid ratably over the first 12 months after the investment is made.

3. The following replaces the second sentence in “Contingent Deferred Sales Charge” under “Sales Charges”:

Class A shares purchased at net asset value in amounts of $1 million or more (other than shares purchased in a single transaction of $5 million or more) are subject to a 1.00% CDSC if redeemed within 12 months of purchase. Investors who purchase Class A shares of a single fund in a single transaction at net asset value in amounts of $5 million or more will not be subject to any CDSC for such investment or any subsequent investment in the same fund.

September 1, 2006	TMDIPS2W